                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which THE VARIABLE ANNUITY LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

Registrant Name                                  File Nos.
---------------                                  ---------
VALIC SEPARATE ACCOUNT A                         033-75292 / 811-03240
                                                 002-32783 / 811-03240
                                                 002-96223 / 811-03240
                                                 333-124398 / 811-03240
                                                 333-49232 / 811-03240


/s/MERTON BERNARD AIDINOFF        Director                       April 29, 2008
--------------------------------
MERTON BERNARD AIDINOFF

/s/CHARLES H. DANGELO             Director                       April 29, 2008
--------------------------------
CHARLES H. DANGELO

/s/JOHN QUINLAN DOYLE             Director and President         April 29, 2008
--------------------------------
JOHN QUINLAN DOYLE

/s/DAVID NEIL FIELDS              Director                       April 29, 2008
--------------------------------
DAVID NEIL FIELDS

/s/KENNETH VINCENT HARKINS        Director                       April 29, 2008
--------------------------------
KENNETH VINCENT HARKINS

/s/DAVID LAWRENCE HERZOG          Director                       April 29, 2008
--------------------------------
DAVID LAWRENCE HERZOG

/s/ROBERT EDWARD LEWIS            Director                       April 29, 2008
--------------------------------
ROBERT EDWARD LEWIS

/s/KRISTIAN PHILIP MOOR           Director and Chairman          April 29, 2008
--------------------------------
KRISTIAN PHILIP MOOR

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/s/WIN JAY NEUGER         Director                       April 29, 2008
-------------------------
WIN JAY NEUGER

/s/ROBERT S. SCHIMEK      Director, Senior Vice          April 29, 2008
------------------------- President and Treasurer
ROBERT S. SCHIMEK

/s/NICHOLAS SHAW TYLER    Director                       April 29, 2008
-------------------------
NICHOLAS SHAW TYLER

/s/NICHOLAS CHARLES WALSH Director                       April 29, 2008
-------------------------
NICHOLAS CHARLES WALSH

/s/MARK TIMOTHY WILLIS    Director                       April 29, 2008
-------------------------
MARK TIMOTHY WILLIS

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